AMENDED AND RESTATED COLLATERAL TRUST AND
                             INTERCREDITOR AGREEMENT

                         dated as of September 30, 1997

                                  by and among


                         ING (U.S.) CAPITAL CORPORATION

                            as Agent and as a Lender

                         PNC BANK, NATIONAL ASSOCIATION


 as Servicing Agent, as SSC Master Trust Trustee , as Issuer Trustee, as a
                        Lender and as Collateral Trustee


                                THE OTHER LENDERS
                        FROM TIME TO TIME PARTIES HERETO


                        J.G. WENTWORTH RECEIVABLES I LLC

                                 as Trust Seller


                       J.G. WENTWORTH RECEIVABLES III LLC

                                    as Issuer


                    J.G. WENTWORTH S.S.C. LIMITED PARTNERSHIP

                                 as the Company


                        J.G. WENTWORTH RECEIVABLES II LLC

                            as Borrower and as Seller

                                       and

                         J.G. WENTWORTH & COMPANY, INC.

                   as the initial Trust Master Servicer and as
                       the initial Issuer Master Servicer



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                                TABLE OF CONTENTS

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DECLARATION OF TRUST................................................................................3

ARTICLE 1.  DEFINITIONS.............................................................................4
         1.1.   Certain Defined Terms...............................................................4

ARTICLE 2.  INTERCREDITOR PROVISIONS................................................................8
         2.1.   Release of Lien.....................................................................8
         2.2.   Allocation of Property..............................................................9
         2.3.   Enforcement Actions.................................................................9
         2.4.   Agency for Perfection...............................................................9
         2.5.   Limitation on Liability of Parties to Each Other...................................10
         2.6.   Effect Upon Lender Documents, the Issuer Documents and Operative Documents.........10

ARTICLE 3.  THE COLLATERAL TRUST AND THE COLLATERAL TRUSTEE........................................11
         3.1.   Authorization to Execute Collateral Trust Documents................................11
         3.2.   Certain Representations and Warranties.............................................11
         3.3.   Procedures for Allocating Shared Interest Collateral...............................11
         3.4.   Additional Collateral Trust Documents..............................................13
         3.5.   Powers of Attorney.................................................................13
         3.6.   Exercise of Powers.................................................................13
         3.7.   Limitation on Collateral Trustee's Duties in Respect of the Shared Interest
                    Collateral.....................................................................13
         3.8.   Limitation by Law..................................................................14
         3.9.   Information as to Holders; Notices to Holders; Notices to Collateral Trustee.......14
         3.10.  Compensation and Expenses..........................................................14
         3.11.  Stamp and Other Similar Taxes......................................................15
         3.12.  Filing Fees, Excise Taxes, etc.....................................................15
         3.13.  Indemnification....................................................................15
         3.14.  Further Assurances.................................................................16
         3.15.  Limitation on Repayment............................................................16
         3.16.  Acceptance of Trust................................................................16
         3.17.  Exculpatory Provisions.............................................................16
         3.18.  Delegation of Duties...............................................................17
         3.19.  Reliance by Collateral Trustee.....................................................18
         3.20.  Limitations on Duties of Collateral Trustee........................................18
         3.21.  Monies to be Held in Trust.........................................................19
         3.22.  Resignation and Removal of the Collateral Trustee..................................19
         3.23.  Merger of the Collateral Trustee...................................................20

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ARTICLE 4.  MISCELLANEOUS..........................................................................21
         4.1.   Notices............................................................................21
         4.2.   Agreement Absolute.................................................................21
         4.3.   Successors and Assigns.............................................................21
         4.4.   Beneficiaries......................................................................22
         4.5.   GOVERNING LAW......................................................................22
         4.6.   Section Titles.....................................................................22
         4.7.   Severability.......................................................................22
         4.8.   Execution in Counterparts..........................................................22
         4.9.   Resolution of Disputes In Respect of Shared Interest Collateral....................22
         4.10.  Limitations on Liability...........................................................23
         4.11.  Nature of the Obligations and Modification of Lender Documents.....................23
         4.12.  Nature of the Trust Claim and Modification of Operative Documents..................23
         4.13.  Nature of the Issuer Claim and Modification of Issuer Documents....................24
         4.14.  Insolvency Proceeding..............................................................24

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                                      -ii-

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         AMENDED AND RESTATED COLLATERAL TRUST AND INTERCREDITOR AGREEMENT dated as of September 30, 1997 (as modified, amended, restated or supplemented from time to time, this "Agreement"), by and among:

         (1) ING (U.S.) Capital Corporation ("ING Capital"), in its capacity as agent under the Credit Agreement (as defined below) (in such capacity, the "Agent") and as a Lender (as defined below);

         (2) PNC Bank, National Association, a national banking association ("PNC Bank"), as servicing agent under the Credit Agreement (in such capacity, the "Servicing Agent"), as trustee under the Pooling and Servicing Agreement (as defined below) (in such capacity, the "SSC Master Trust Trustee"), as trustee under the Indenture (as defined below) and not in its individual capacity (in such capacity, the "Issuer Trustee"), as collateral trustee under this Agreement (in such capacity and not in its individual capacity, the "Collateral Trustee") for the respective Holders of Interests referred to below, and as a Lender;

         (3) The other financial institutions from time to time parties to the Credit Agreement and, pursuant to Section 4.3, hereto (together with ING Capital and PNC Bank, being collectively, the "Lenders" and each individually being a "Lender");

         (4) J.G. Wentworth Receivables I LLC, a Delaware limited liability company ("JGW I LLC"), as seller (the "Trust Seller") under the Pooling and Servicing Agreement;

         (5) J.G. Wentworth S.S.C. Limited Partnership, a Delaware limited partnership ("JGW SSC"), as seller (in such capacity, the "Company") under the June 13 Seller Purchase Agreement (as defined below);

         (6) J.G. Wentworth Receivables II LLC, a Delaware limited liability company ("JGW II LLC"), as Seller (in such capacity, the "Seller") under the Issuer Purchase Agreement (as defined below) and as the borrower as successor by assignment to the Company (in such capacity, together with any successor thereto in such capacity, the "Borrower") under the Credit Agreement;

         (7) J.G. Wentworth Receivables III LLC, a Delaware limited liability company ("JGW III LLC"), as issuer (in such capacity, the "Issuer") under the Indenture; and

         (8) J.G. Wentworth & Company, Inc., a Pennsylvania corporation, as the initial master servicer (the "Trust Master Servicer") under the Pooling and Servicing Agreement and as the initial master servicer (the "Issuer Master Servicer") under the Indenture.

                                    RECITALS:


         A. The Borrower (as successor by assignment to JGW SSC), the Agent, the Servicing Agent and the Lenders are parties to an Amended and Restated Revolving Credit Agreement, dated as of February 11, 1997, as amended by an Amendment No. 1 and an

Assignment and Amendment No. 2, dated as of May 26, 1997 and September 30,
1997, respectively (as amended, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") pursuant to which or in accordance with which, the Lenders have agreed to make loans, advances and other financial accommodations ("Advances") to the Borrower;

         B. The Borrower, in order to secure its prompt repayment of the Advances and interest thereon by the Borrower and the prompt payment and performance of the other "Obligations" owing by the Borrower to the Lenders and the Agent under (and as such term is defined in) the Credit Agreement and the other instruments, documents, and agreements executed and delivered in connection therewith (such instruments, documents and agreements (including the Security Agreement referred to below), together with the Credit Agreement, being hereinafter referred to as the "Lender Documents"), has assumed all of JGW SSC's obligations and liabilities under that certain Amended and Restated Security Agreement dated as of February 11, 1997 (as amended, restated, supplemented or otherwise modified from time to time the "Security Agreement") in favor of the Agent, pursuant to which the Borrower has granted a security interest to the Agent, for the benefit of the Agent and the Lenders, in the "Collateral" (as such term is defined therein), including, without limitation, the Receivables and the Related Property and Collections relating thereto (as such terms are hereinafter defined);

         C. The Company and the Trust Seller have entered into that certain Purchase Agreement dated as of June 13, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "June 13 Seller Purchase Agreement") between the Company and the Trust Seller pursuant to which the Company may from time to time sell, transfer and otherwise convey (including by way of contribution) or purport to sell, transfer or otherwise convey (in each case, a "Transfer") to the Trust Seller all of the right, title and interest of the Company in certain of the Company's Receivables and the Related Property and Collections relating thereto and the proceeds of such Receivables and Related Assets (such Receivables, Related Property, Collections and proceeds so sold or purported to be Transferred to the Trust Seller by the Company pursuant to the June 13 Seller Purchase Agreement being referred to as the "Trust Purchased Assets");

         D. The Trust Seller, the Trust Master Servicer and the SSC
Master Trust Trustee have entered into that certain Pooling and Servicing Agreement dated as of June 13, 1997 (as amended, restated, supplemented, or otherwise modified from time to time, the "Pooling and Servicing Agreement") pursuant to which the Trust Seller may from time to time Transfer certain of its assets or interests therein, including, without limitation, the Trust Purchased

Assets, to SSC Master Trust I, a trust organized under the laws of the State of Delaware (the "Trust"), to facilitate the sale and funding of certificated interests in the assets of, and/or indebtedness of, the Trust (as more fully described in the Operative Documents, the "Trust Assets") which are to be issued by the Trust from time to time (such certificates evidencing such interests being referred to as the "Certificates" and the holders of such Certificates being referred to as the "Certificateholders" and each individually as a "Certificateholder");

         E. In connection with the Pooling and Servicing Agreement, the Agent, the Trust Seller, the Company, the Trust Master Servicer, the Lenders, the Servicing Agent, the SSC

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Master Trust Trustee, and the Collateral Trustee entered into that certain
Collateral Trust and Intercreditor Agreement, dated as of June 13, 1997 (the "June 13th Intercreditor Agreement");

         F. Concurrently herewith, the Seller and the Issuer are entering into that certain Purchase and Contribution Agreement, dated as of September 30, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "Issuer Purchase Agreement") between the Seller and the Issuer pursuant to which the Seller may from time to time Transfer or purport to Transfer to the Issuer all of the right, title and interest of the Seller in certain of the Seller's Receivables and the Related Property and Collections relating thereto and the proceeds of such Receivables and Related Property (such Receivables, Related Property, Collections and proceeds so Transferred or purported to be Transferred to the Issuer by the Seller pursuant to the Issuer Purchase Agreement being referred to as the "Issuer Purchased Assets");

         G. The Issuer, the Issuer Master Servicer and the Issuer Trustee are entering into that certain Master Trust Indenture and Security Agreement dated as of September 30, 1997 (as amended, restated, supplemented, or otherwise modified from time to time, the "Indenture") pursuant to which the Issuer may from time to time grant a security interest in certain of its assets, including, without limitation, the Issuer Purchased Assets, to the Issuer Trustee as security for, and to facilitate the issuance of, notes of the Issuer (as more fully described in the Issuer Documents, the "Pledged Assets") to be issued from time to time (such notes being referred to as the "Notes" and the holders of such Notes being referred to as the "Noteholders" and each individually, as a "Noteholder"); and

         H. The parties hereto, in order to facilitate the transactions described above, hereby agree to amend and restate the June 13th Intercreditor Agreement in its entirety and to further agree as follows:

                              DECLARATION OF TRUST:

         NOW, THEREFORE, to facilitate the allocation of the Shared Interest Collateral (as defined below) and in consideration of the premises and the mutual covenants and agreements set forth herein, each of the Grantors (as defined below) hereby reaffirms the declarations and assignments made in the June 13th Intercreditor Agreement and hereby assigns all of its rights and remedies in the following property to the Collateral Trustee, in trust for each Holder of an Interest and for the sole purpose of exercising such rights and remedies in a manner consistent with each such Person's interests therein, and the Collateral Trustee does hereby accept such assignment by the Grantors:

                  (A) this Agreement, the other Collateral Trust Documents (as defined below) and the Shared Interest Collateral; and

                  (B) the Proceeds (as hereinafter defined) of any of the foregoing.

         TO HAVE AND TO HOLD all of the foregoing (collectively, the "Trust Estate") by the Collateral Trustee and its successors in trust under this Agreement and its assigns and the assigns of its successors in trust forever.

         IN TRUST NEVERTHELESS, under and subject to the terms and conditions set forth herein and in the other Collateral Trust Documents, and for the benefit of each Holder of an Interest and for the enforcement of the payment of all Obligations and Issuer Claims (as defined below) and Trust Claims (as defined below), and for the performance of and compliance with the covenants and conditions of this Agreement, the other Collateral Trust Documents, the Lender Documents, the Issuer Documents (as defined below) and the Operative Documents (as defined below).

         IT IS HEREBY FURTHER COVENANTED AND DECLARED that the Trust Estate is to be held and applied by the Collateral Trustee, subject to the further covenants, conditions and trust hereinafter set forth.

         NOW THEREFORE, in order to induce the Lenders to continue to make Advances to the Borrower under the Credit Agreement, and to induce the Certificateholders to purchase the Certificates, and to induce the Noteholders to purchase the Notes, and, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, receipt of which is hereby acknowledged, it is hereby agreed as follows:


                             ARTICLE 1. DEFINITIONS.

         1.1. Certain Defined Terms. Capitalized terms used and not otherwise defined herein shall have the meanings specified in the Pooling and Servicing Agreement and the Indenture, as applicable, or if not defined therein, in the June 13 Seller Purchase Agreement and the Issuer Purchase Agreement, as applicable. In addition, as used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         "Borrowing Base" has the meaning ascribed to such term in the Credit

Agreement.

         "Borrowing Base Deficiency" means an amount equal to the sum of (A) the positive excess, if any, of the principal balance of the Advances (other than Discretionary Non-Ratable Advances) under the Credit Agreement over the Borrowing Base plus (B) the positive excess, if any, of the principal balance of the Discretionary Non-Ratable Advances under the Credit Agreement over the Discretionary Non-Ratable Advance Borrowing Base.

         "Business Day" means any day other than a Saturday or Sunday or any other day on which national banking associations or state banking institutions in New York, New York, Wilmington, Delaware or Philadelphia, Pennsylvania are authorized or obligated by law, executive order, or governmental decree to be closed.

         "Claim" means the Obligations, the Issuer Claims or the Trust Claims, as applicable.

         "Collateral Trust Documents" means this Agreement, each Lock-Box Notice, any additional documents executed to facilitate the allocation of the Shared Interest Collateral in accordance with the terms hereof, and any agreement or document referred to in Section 3.4 or 3.14 of this Agreement, as the same may be amended, supplemented or otherwise modified in accordance with their respective terms.

         "Collateral Trustee's Fees" has the meaning set forth in Section 3.10 of this Agreement.

         "Collections" means, with respect to any Receivable, all cash collections and other Proceeds of such Receivable and/or the Related Property relating thereto (including late charges, fees and interest arising thereon, and all recoveries with respect to Receivables that have been written off as uncollectible) from any source whatsoever, including, without limitation, from any related Annuity Contract, Life Insurance Policy, guarantee or other source.

         "Discretionary Non-Ratable Advance" has the meaning ascribed to such term in the Credit Agreement.

         "Discretionary Non-Ratable Advance Borrowing Base" has the meaning ascribed to such term in the Credit Agreement.

         "Enforcement" means collectively or individually, (i) with respect to the Operative Documents, the occurrence or declaration of a Significant Event or Series Significant Event; or (ii) with respect to the Lender Documents, the automatic occurrence of declaration of the Obligations prior to the date when otherwise due; or (iii) with respect to the Issuer Documents, the occurrence or declaration of an "Event of Default" or "Series Event of Default" thereunder; or
(iv) with respect to the Lender Documents, the Issuer Documents or the Operative

Documents, any party having the right and authority to do so commences juridical or nonjudicial enforcement (including setoff) of any of the respective default rights and remedies under any of the foregoing agreements.

         "Event of Default" shall mean an "Event of Default" under and as defined in the Indenture, and an "Event of Default" under and as defined in the Credit Agreement, as applicable.

         "Grantor" means any of the Agent, the Lenders, the Servicing Agent, the Issuer Trustee or the SSC Master Trust Trustee, and "Grantors" means all of the foregoing, collectively.

         "Holder of an Interest" means, as of any date, any holder of any Claim.

         "Indenture Termination Date" shall mean the date of satisfaction and discharge of the Indenture pursuant to Section 12.01 thereof.

         "Issuer Claims" means all indebtedness, obligations, fees, costs, expenses and other liabilities of the Issuer owing under or in connection with any of the Issuer Documents.

         "Issuer Documents" shall mean all of the "Operative Documents" (as defined in the Indenture and any applicable supplement thereto).

         "Issuer Party" shall mean any of the Issuer Trustee, the Issuer Master Servicer, the Collateral Trustee or the Back-Up Servicer, and "Issuer Parties" means all such parties collectively.

         "Issuer Transfer Report" shall mean the "Seller Transfer Report" under and as defined in the Issuer Purchase Agreement.

         "Lien" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

         "Lock-Box" means any lock-box to which Collections are remitted or otherwise received.

         "Lock-Box Notice" has the meaning ascribed to such term in each of the Pooling and Servicing Agreement and the Indenture.

         "Master Servicer" means either the Issuer Master Servicer or the Trust Master Servicer, as the context may require, and "Master Servicers" means both of the foregoing parties.


         "Operative Documents" shall have the meaning ascribed to such term in the Pooling and Servicing Agreement and any applicable Series Supplement thereto.

         "Proceeds" shall have the meaning ascribed to it in Section 9-306(1) of the UCC and, whether or not constituting proceeds under such section, any accessions to and substitutions for any such property, and shall include, but shall not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to either of the Grantors from time to time with respect to any of the Collateral, the Pledged Assets or the Trust Assets, as applicable, and (ii) any and all other amounts from time to time paid or payable to either of the Grantors upon the sale, exchange, collection or other disposition of any part of the Collateral, the Pledged Assets and the Trust Assets, as applicable.

         "Purchase Agreement" means either the Issuer Purchase Agreement or the June 13th Seller Purchase Agreement, as the context may require, and "Purchase Agreements" means both such Agreements.

         "Purchased Assets" means the Issuer Purchased Assets or the Trust Purchased Assets or both of the Issuer Purchased Assets and the Trust Purchased Assets, as the context may require.

         "Receivable" has the meaning ascribed to such term in the June 13 Seller Purchase Agreement and the Issuer Purchase Agreement, as applicable.

         "Records" has the meaning ascribed to such term in the Pooling and Servicing Agreement and the Indenture, as applicable.

         "Related Property" has the meaning ascribed to such term in the June 13 Seller Purchase Agreement and the Issuer Purchase Agreement, as applicable.

         "Responsible Officer" means, with respect to any Person, the chief executive officer, the chief financial officer or the chief accounting officer of such Person.

         "Seller Transfer Report" has the meaning ascribed to such term in the June 13 Seller Purchase Agreement.

         "Series" has the meaning ascribed to such term in the Pooling and Servicing Agreement and the Indenture, as applicable.

         "Shared Interest Collateral" means (i) all Records in respect of all Receivables, (ii) the Lock-Boxes, the Lock-Box Accounts and all monies and items on deposit therein and the Lock-Box Notices relating thereto, (iii) the Master Collection Account, all cash deposited therein, and all certificates and instruments, if any, from time to time representing the Master Collection Account, (iv) the Seller Split Payment Account, all cash deposited therein, and all certificates and instruments, if any, from time to time representing the Seller Split Payment Account, (v) the Issuer Split Payment Account, all cash deposited therein, and all certificates and instruments, if any, from time to time representing the Issuer Split Payment Account, (vi) all computer hardware and software used in connection with the servicing, collection and monitoring of the Receivables and the Related Property associated therewith, (vii) any other property or interests in property in which the Agent, the Lenders or the Servicing Agent, and any of the Noteholders or the Issuer Trustee, and any of the Certificateholders or the SSC Master Trust Trustee, each have any Liens or other property interest under the Lender Documents, the Issuer Documents and the Operative Documents, respectively, and (viii) all Proceeds thereof, whether now owned or hereafter acquired or created and in or upon which an interest in favor of the Agent, the Lenders or the Servicing Agent, and/or any of the Noteholders or the Issuer Trustee, and/or any of the Certificateholders or the SSC Master Trust Trustee is granted.

         "SSC Master Trust Trustee" has the meaning set forth in the Preamble to this Agreement.

         "Transfer Report" means either a Seller Transfer Report or an Issuer Transfer

Report, as the contest may require, and "Transfer Reports" means both such reports.

         "Trust Claim" means all indebtedness, obligations, fees, costs, expenses and other liabilities of the Trust owing under or in connection with any of the Operative Documents.

         "Trustee" means either the Issuer Trustee or the SSC Master Trust Trustee, as applicable, and "Trustees" means both of the foregoing parties.

         "Trustee Fee" has the meaning ascribed to such term in the Pooling and Servicing Agreement and the Indenture, as applicable.

         "Trust Estate" has the meaning set forth in the Declaration of Trust herein.

         "Trust Party" means any of the Trust, the SSC Master Trust Trustee, the Collateral Trustee, the Trust Master Servicer or the Back-Up Servicer, and "Trust Parties" means all such parties collectively.


         "Trust Termination Date" shall mean the date of termination of the Trust created under the Pooling and Servicing Agreement pursuant to Section
12.01 thereof.

         "UCC" means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction.

                      ARTICLE 2. INTERCREDITOR PROVISIONS.

         2.1. Release of Lien. (a) Notwithstanding anything contained in any of the Lender Documents, any provision of the UCC or any UCC Financing Statement of record, or any applicable law, the Agent, the Servicing Agent and the Lenders hereby agree that, upon the Transfer of any interest in any Receivable (or portion thereof), or any other Purchased Asset together with the Related Property and Collections relating thereto, either to the Trust Seller pursuant to the June 13 Seller Purchase Agreement or to the Issuer pursuant to the Issuer Purchase Agreement (1) as described in any Seller Transfer Report or Issuer Transfer Report acknowledged by the Agent (which acknowledgment may only be withheld by the Agent to the extent that the Transfer of such Receivables would cause an Event of Default under the Credit Agreement (provided that such acknowledgment may be conditioned on the receipt by the Servicing Agent of cash in an amount equal to any Borrowing Base Deficiency that may result from such Transfer) and upon which acknowledgment the Trust Seller, the Issuer and the applicable Trustee may conclusively rely in determining the authority of the Seller to make such Transfer covered by such Transfer Report (it being agreed and understood that such acknowledgment by the Agent shall constitute conclusive proof that such Transfer is a "Permitted Transfer" (as defined below)) or (2) which was otherwise Transferred to the Trust Seller or the Issuer and did not result in a positive Borrowing Base Deficiency (after giving effect to the disposition and application of the aggregate "Purchase Price" (as such term is defined in the applicable Purchase Agreement), (any such Transfer in either case being a "Permitted Transfer"), (i) any and all Liens and/or other claims or interest in favor of the Agent, the Servicing Agent or any of the Lenders in such Purchased Assets shall be released, terminated and of no further force or effect, in each case, without any further action on the part of any Person, and
(ii) the Agent, the Lenders and the Servicing Agent shall cease to have any further rights, title or interests in any such Purchased Assets and, without limiting the foregoing, such Purchased Assets shall not be part of the Collateral.

         (b) Each of the Agent, the Lenders and the Servicing Agent hereby agrees that it shall not contest or challenge, or join any other Person in contesting or challenging, the validity, enforceability, priority or perfection of the ownership interest of the Trust Seller of any of the Trust Purchased Assets or of the Issuer of any of the Issuer Purchased Assets which is the subject of a Permitted Transfer, or the validity, enforceability, priority or perfection of the ownership or security interest of any assignee or pledgee of the Trust Seller or the Issuer, as applicable, in such assets (including the Issuer Trustee and the SSC Master Trust Trustee).


         (c) Except as expressly set forth herein, nothing contained in this Agreement shall, or shall be deemed to, restrict, impair or impose any condition with respect to the exercise by the Agent, the Servicing Agent or the Lenders, or the Issuer Parties, or the Trust Parties, of any right, remedy, power or privilege under any Lender Document, Issuer Document or Operative Document, respectively.

         (d) Each of the Agent, the Lenders and the Servicing Agent hereby agrees to deliver to the SSC Master Trust Trustee, the Issuer Trustee or the Collateral Trustee, as applicable, all documents, releases and other agreements, and to take all other actions, which the Trust Seller or the SSC Master Trust I, or the Issuer or the Issuer Trustee may reasonably request to evidence the release of the Agent's and the Lenders' Liens as described in clause (a) above.

         2.2. Allocation of Property. All Proceeds of the Collateral and the Trust Purchased Assets and the Issuer Purchased Assets shall be allocated in accordance with the following procedures:

                  (a) All Proceeds of the Collateral shall be allocated to the Servicing Agent for application to the Obligations in accordance with the Lender Documents until the payment in full thereof and any remaining proceeds shall be paid to the Borrower or as otherwise required by applicable law.

                  (b) All Proceeds of the Issuer Purchased Assets shall be allocated to the Issuer Trustee for application in accordance with the Issuer Documents.

                  (c) All Proceeds of the Trust Purchased Assets shall be allocated to the SSC Master Trust Trustee for application in accordance with the Operative Documents.

         2.3. Enforcement Actions. Each of the parties hereto agrees to use reasonable efforts to give notice to the other parties hereto prior to any such party's commencement of Enforcement (but failure to do so shall not prevent such Person from commencing Enforcement or affect its rights hereunder nor create any cause of action or liability against such Person); provided, however, that none of the parties hereto may commence any Enforcement against any of the Shared Interest Collateral, such Enforcement only to be commenced by the Collateral Trustee at the mutual direction of the Trustees and the Agent or, if the Trustees and the Agent cannot reach agreement, then in accordance with the directions of any court of competent jurisdiction solicited by the Collateral Trustee, the Agent or any Trustee.

         2.4. Agency for Perfection. Each of the parties hereto hereby appoints each other party hereto as such party's agent for purposes of perfecting by possession each such party's respective security interests and ownership interests and Liens on the Collateral, the Pledged Assets, the Trust Assets and the Shared Collateral described hereunder. In the event that any Master Servicer or any Trustee obtains possession of any of the Collateral, such Master Servicer or Trustee, as applicable, shall notify the Agent of such fact, shall hold such Collateral in trust and shall deliver such Collateral to the Agent upon the Agent's request therefor. In the event that the Agent, the Servicing Agent, any of the Lenders, the Issuer Trustee or the Issuer Master Servicer obtains possession of any of the Trust Assets, the party obtaining possession thereof shall notify the SSC Master Trust Trustee of such fact, shall hold such Trust Assets in trust and shall deliver such Trust Assets to the SSC Master Trust Trustee upon the SSC Master Trust Trustee's request therefor. In the event that the Agent, the Servicing Agent, any of the Lenders, the SSC Master Trust Trustee or the Trust Master Servicer obtains possession of any of the Pledged Assets, the party obtaining possession thereof shall notify the Issuer Trustee of such fact, shall hold such Pledged Assets in trust and shall deliver such Pledged Assets to the Issuer Trustee upon the Issuer Trustee's request therefor.

         2.5. Limitation on Liability of Parties to Each Other. Except as provided in this Agreement, no party shall have any liability to any other party except for liability arising from the gross negligence or willful misconduct of such party or its representatives except with respect to the Collateral Trustee or either Trustee each of which shall be solely liable only for its or its representative's own bad faith and willful misconduct; provided, however, that any liability of the Collateral Trustee or either Trustee hereunder is solely the corporate liability of the Collateral Trustee, or such Trustee, as applicable, and no recourse shall be had for the payment by the Collateral Trustee, or such Trustee of any other obligation or claim of or against the Collateral Trustee or such Trustee, as applicable, arising out of or based on this Agreement, against any stockholder, employee, officer, director or incorporator of the Collateral Trustee or such Trustee.

         2.6. Effect Upon Lender Documents, the Issuer Documents and Operative Documents. By executing this Agreement, the Company, the Trust Seller, the Seller and the Issuer acknowledge that the provisions of this Agreement shall not give any such Person any substantive rights as against the Agent, the Servicing Agent, the Lenders, any Trustee, any Master Servicers, the Certificateholders, or the Noteholders pursuant hereto and that nothing in this Agreement shall amend, modify, change or supersede the terms of the Lender Documents, the Issuer Documents or the Operative Documents with respect to the Trust Seller, the Company, the Seller or the Issuer, or any other Affiliated Entity. Notwithstanding the foregoing, each of the Trustees, the Master Servicers, the Lenders, the Servicing Agent and the Agent agrees, that, as between themselves, to the extent the terms and provisions of the Lender Documents, the Issuer Documents or the Operative Documents are inconsistent with the terms and provisions of this Agreement, the terms and provisions of this Agreement shall control.

           ARTICLE 3. THE COLLATERAL TRUST AND THE COLLATERAL TRUSTEE

         3.1. Authorization to Execute Collateral Trust Documents. The Collateral Trustee shall execute and deliver each of the Collateral Trust Documents requiring execution and delivery by it and shall accept delivery from each of the Grantors of those Collateral Trust Documents which do not require the Collateral Trustee's execution; provided, however, that the Collateral Trustee shall not be required to execute any such Collateral Trust Document imposing any obligation or liability on the Collateral Trustee or adversely affecting the Collateral Trustee unless the provisions thereof imposing such obligation or liability or adversely affecting the Collateral Trustee are, in each case, in form and substance satisfactory to the Collateral Trustee.

         3.2. Certain Representations and Warranties. The Collateral Trustee, in its capacity as Collateral Trustee hereunder, and PNC Bank, National Association, in its individual capacity, each represents and warrants to each of the Grantors and the Holders as follows:

                  (i) PNC Bank, National Association is a national banking association duly incorporated, validly existing and in good standing under the laws of the United States of America and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Collateral Trust Documents to which it is a party.

                  (ii) The execution, delivery and performance by the Collateral Trustee of this Agreement and the other Collateral Trust Documents to which it is a party have been duly authorized by all necessary corporate action on the part of PNC Bank, National Association.

                  (iii) To the best knowledge of the officers assigned to the Collateral Trustee's Corporate Trust Administration Department, there are no Liens in favor of the Collateral Trustee against the Trust Estate.

                  (iv) This Agreement and all of the other Collateral Trust Documents to which the Collateral Trustee is a party have been duly executed and delivered by a duly authorized officer thereof.

         3.3. Procedures for Allocating Shared Interest Collateral. (a) Subject to the limitations hereunder, under the other Collateral Trust Documents, and under the Lender Documents, the Issuer Documents and the Operative Documents, the Collateral Trustee shall take any action with respect to the Shared Interest Collateral, this Agreement and the other Collateral Trust Documents requested in writing signed by each of the Agent and the Trustees, including, without limitation, releasing portions of the Shared Interest Collateral from the Liens imposed pursuant to this Agreement and the other Collateral Trust Documents; provided, however, that the Agent, the Issuer and the Trustees hereby authorize and direct the Collateral Trustee to follow the directions as to allocations of amounts in the Master Collection Account, including without limitation to the applicable "Series Collection Account" (as defined under each of the Pooling and Servicing Agreement and the Indenture), the Seller Split Payment Account and the Issuer Split

Payment Account, as shall be specified (i) by the applicable Trust Master Servicer and the Borrower in each "Daily Report" (as defined under the Pooling and Servicing Agreement ) and (ii) by the applicable Issuer Master Servicer and the Borrower in each "Daily Report" (as defined under the Indenture); provided, that in the event that any material amount of Collections is either misallocated or the applicable Trust Master Servicer and the Borrower, or the applicable Issuer Master Servicer and the Borrower, as applicable, are unable to agree on the reconciliation and allocation thereof, then upon the direction of the SSC Master Trust Trustee or the Agent, or the Issuer Trustee or the Agent, as applicable, (such direction being a "Transition Notice"), the Collateral Trustee shall cease to follow the instruction of the applicable Trust Master Servicer, applicable Issuer Master Servicer and the Borrower, as aforesaid, and shall instead take direction solely from the Back-Up Servicer related thereto in respect of such allocations; and provided, further, that (a) at all times prior to the giving of a Transition Notice, (i) each of the applicable Trust Master Servicer and the Borrower may make, or instruct the Collateral Trustee to make, withdrawals from the Seller Split Payment Account to remit funds to the applicable Claimant as shall be specified by the applicable Trust Master Servicer and the Borrower in each "Daily Report" (as defined under the Pooling and Servicing Agreement), and the Collateral Trustee shall be entitled to rely on any such directions from the applicable Trust Master Servicer and/or the Borrower in respect of such remittances in connection with the "Split Payments" (as defined under the Pooling and Servicing Agreement), and
(ii) each of the applicable Issuer Master Servicer and the Borrower may make, or instruct the Collateral Trustee to make, withdrawals from the Issuer Split Payment Account to remit funds to the applicable Claimant as shall be specified by the applicable Issuer Master Servicer and the Borrower in each "Daily Report" (as defined under the Indenture), and the Collateral Trustee shall be entitled to rely on any such directions from the applicable Issuer Master Servicer and/or the Borrower in respect of such remittances in connection with the "Split Payments" (as defined under the Indenture), and (b) from and after the giving of a Transition Notice, the Collateral Trustee shall cease to follow the instruction of the applicable Trust Master Servicer and the Borrower and from the applicable Issuer Master Servicer and the Borrower as aforesaid, and shall instead take direction solely from the Back-Up Servicer in respect of such allocations; and provided, further, that the Collateral Trustee shall not be obligated to take any such action which is in conflict with any provisions of law or of this Agreement, the Lender Documents, the Issuer Documents, the Operative Documents or the other Collateral Trust Documents or with respect to which the Collateral Trustee has not received adequate security or indemnity as provided in Section 3.19(d). Neither the Agent nor either Trustee shall unreasonably withhold consent in respect of the other's actions respecting the allocation of any Shared Interest Collateral, and each such party hereby agrees not to take any action in respect of any Shared Interest Collateral that would adversely affect the other's rights to enforce its claims with respect thereto or the value of such Shared Interest Collateral.

         (b) The Trust Seller, the Company, the Seller and the Issuer hereby acknowledge and agree that the Collateral Trustee shall have the exclusive ownership, dominion and control over any and all Lock-Boxes and the Lockbox Accounts which are Shared Interest Collateral. The Trust Seller, the Company, the Seller and the Issuer hereby agree to take any further action necessary or that either Trustee, the Collateral Trustee or the Agent may reasonably request to evidence and/or effect such ownership, dominion and control. Unless instructed otherwise by the Collateral Trustee pursuant to its authority hereunder, each Lockbox Bank shall be instructed to remit, on a daily basis, via overnight or same day transfer, all amounts deposited in its Lockbox Accounts to the Master Collection Account in accordance with the terms of a Lock-Box Notice substantially in the form of Exhibit B to the Pooling and Servicing Agreement or Exhibit B to the Indenture.

         3.4. Additional Collateral Trust Documents. In the event that any of the Grantors at any time has or acquires any interest in any Shared Interest Collateral which is not covered by a Collateral Trust Document in a manner which will perfect the Collateral Trustee's lien upon and security interest in such Shared Interest Collateral without further act or deed of the Collateral Trustee, then at the time such interest in such Shared Interest Collateral is acquired (or at any time the Collateral Trustee, any Holder, the Agent, either Trustee determines that the Collateral Trustee's lien upon or security interest in such interest in the Shared Interest Collateral is unperfected), to the extent that such security interest may be perfected by the execution and/or filing of a Collateral Trust Document, then the applicable Grantor shall immediately, or immediately upon the Collateral Trustee's request therefor, prepare, execute and deliver to the Collateral Trustee such Collateral Trust Documents, in form and substance similar to the Collateral Trust Documents heretofore executed and delivered by such Grantor unless otherwise specified or agreed by the Collateral Trustee, as are necessary to perfect the Collateral Trustee's Lien upon such Shared Interest Collateral. If the signature of the Collateral Trustee is required on any such Collateral Trust Document, such Grantor shall present such Collateral Trust Document to the Collateral Trustee for signature, together with a certificate executed by such Grantor certifying that such Collateral Trust Document is required by, and complies with, the provisions hereof, and, if applicable, is in form suitable for filing or recordation, and the Collateral Trustee shall execute such Collateral Trust Document and such Grantor shall file such Collateral Trust Document with appropriate filing and/or recording offices if such filing and/or recording is required or advisable to perfect or protect the Collateral Trustee's lien upon or security interest in such Shared Interest Collateral. Such Grantor shall supply the Collateral Trustee with an executed copy of each such Collateral Trust Document and satisfactory proof that such Collateral Trust Document has been properly filed or recorded, if and to the extent that filing or recording is required under this Section 3.4.

         3.5. Powers of Attorney. Each of the Grantors hereby irrevocably constitutes and appoints the Collateral Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full power and authority in the name of such Grantor or the name of such attorney-in-fact, from time to time in the Collateral Trustee's discretion (subject to Section 3.17 of this Agreement), for the purposes of signing documents and taking other action to perfect, promote and protect the liens and security interests of the Collateral Trustee in the Shared Interest Collateral. This power of attorney is a power coupled with an interest, shall be irrevocable.


         3.6. Exercise of Powers. All of the powers, remedies and rights of the Collateral Trustee as set forth in this Agreement may be exercised by the Collateral Trustee in respect of any Collateral Trust Document as though set forth at length therein and all the powers, remedies and rights of the Collateral Trustee as set forth in any Collateral Trust Document may be exercised from time to time as herein and therein provided.

         3.7. Limitation on Collateral Trustee's Duties in Respect of the Shared Interest Collateral. Beyond its duties set forth in this Agreement as to the custody of any Shared Interest Collateral in its possession or control and the accounting to each of the Grantors and the Holders for monies received by it hereunder, the Collateral Trustee shall not have any duty to the Grantors or the Holders as to any Collateral in its possession or control or in the possession or control of any agent or nominee of it or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

         3.8. Limitation by Law. All of the provisions of this Article 3 are intended to be subject to all applicable mandatory provisions of law which may be controlling in the premises and to be limited to the extent necessary so that they will not render this Agreement invalid or unenforceable in whole or in part.

         3.9. Information as to Holders; Notices to Holders; Notices to Collateral Trustee. Each of the Agent and the Trustees shall be responsible for maintaining a list setting forth the names and addresses of each party to whom notices must be sent under the Credit Agreement with respect to the transactions relating to the Lender Documents, the Issuer Documents, the Operative Documents, this Agreement and the other Collateral Trust Documents, and the Collateral Trustee shall have no responsibility or liability with respect thereto. Notwithstanding anything contained herein or in any other agreement to the contrary, all notices, reports or other documents required to be delivered by the Collateral Trustee hereunder or under any of the other Collateral Trust Documents to any of the Holders shall be deemed delivered by the Collateral Trustee for purposes hereof or thereof by the delivery thereof to the Agent or the applicable Trustee, as the case may be, in respect of such Holder(s). The Collateral Trustee may act in reliance upon any instrument or signature reasonably believed by it to be genuine and may assume that any Person purporting to give any notice, advice or instruction in connection with the provisions hereof has been duly authorized to do so. In addition, the Collateral Trustee shall be entitled to rely upon any certification, demand, notice, instrument or other writing delivered to it hereunder or in connection herewith without being required to determine the correctness of any fact stated therein or the propriety or validity thereof.

         3.10. Compensation and Expenses. Each of the Grantors hereby jointly and severally agrees to pay to the Collateral Trustee (i) such reasonable compensation for its performance of services hereunder and under the Collateral

Trust Documents and for administering the Trust Estate as shall be set forth in a separate letter agreement among the Collateral Trustee and the Grantors to be entered into prior to or concurrently with the appointment of a Collateral Trustee which is not acting as one or both of the Trustees (such compensation being the "Collateral Trustee's Fees") but in any event not to exceed 120% of such Person's out-of-pocket expenses incurred in the performance of such duties, and (ii) from time to time, upon the Collateral Trustee's demand therefor, but subject in all cases to Section 3.15 of this Agreement, all of the fees, costs and expenses of the Collateral Trustee (including, without limitation, the reasonable fees and disbursements of its counsel, accountants and other experts, and such special counsel as the Collateral Trustee elects to retain) (A) arising in connection with the preparation, execution, delivery, modification, restatement, amendment or termination of this Agreement and each Collateral Trust Document or the enforcement (whether in the context of a civil action, adversary proceeding, workout or otherwise) of any of the provisions hereof or thereof, or (B) incurred or required to be advanced in connection with the administration of the Trust Estate, the disposition of the Shared Interest Collateral pursuant to any Collateral Trust Document and the preservation, protection or defense of the Collateral Trustee's rights under this Agreement and in and to the Shared Interest Collateral and the Trust Estate. In the event that the Collateral Trustee is also acting as both Trustees, the Collateral Trustee's Fees and the Collateral Trust Document Fees shall be deemed to have been paid out of the Trustee Fees. In the event that the Trustees and the Collateral Trustee are not one and the same Person, the Collateral Trustee's Fees and the Collateral Trust Document Fees shall be paid pursuant to a fee letter between the Collateral Trustee, the Agent, the SSC Master Trust Trustee and the Issuer Trustee in respect of each Series, to the extent that payment thereof is provided for under the Operative Documents or the Issuer Documents, as applicable. The obligations of the Grantors under this Section 3.10 shall survive the termination of this Agreement.

         3.11. Stamp and Other Similar Taxes. Subject in all cases to Section
3.15 of this Agreement, each of the Grantors jointly and severally agrees to indemnify and hold harmless the Collateral Trustee and each Holder from, and shall reimburse the Collateral Trustee and each Holder for, any present or future claim for liability for any stamp or other similar tax and any penalties or interest with respect thereto, which may be assessed, levied or collected by any jurisdiction in connection with this Agreement, the Trust Estate, or the attachment or perfection of the security interest granted to the Collateral Trustee in any Shared Interest Collateral. The obligations of the Grantors under this Section 3.11 shall survive the termination of this Agreement.

         3.12. Filing Fees, Excise Taxes, etc. Subject in all cases to Section 3.15, each of the Grantors hereby jointly and severally agrees to pay or to reimburse the Collateral Trustee for any and all amounts in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable by such Grantor in respect of the execution, delivery, performance and enforcement of this Agreement and each Collateral Trust Document and agrees to save the Collateral

Trustee harmless from and against any and all liabilities with respect to or resulting from any delay on the part of such Grantor in paying or failing to pay such taxes and fees. The obligations of the Grantors under this Section 3.12 shall survive the termination of this Agreement.

         3.13. Indemnification. (a) Each of the Grantors agrees to pay, indemnify and hold the Collateral Trustee and each of its agents harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the Collateral Trust Documents by, against or with respect to such Grantor, unless arising from the gross negligence or willful misconduct of such of the Collateral Trustee or such of the agents as are seeking indemnification. As security for such payment, the Collateral Trustee shall have a lien on all Shared Interest Collateral and other property and funds held or collected by the Collateral Trustee as part of the Trust Estate.

         (b) In any suit, proceeding or action brought by the Collateral Trustee under or with respect to the Shared Interest Collateral for any sum owing thereunder, or to enforce any provisions thereof, or of any of the Collateral Trust Documents or this Agreement, each of the Grantors agrees to save, indemnify and keep the Collateral Trustee and the Holders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligee thereunder, arising out of a breach by such Grantor of any of its obligations hereunder or thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such obligee or its successors from such Grantor, and all such obligations of such Grantor shall be and remain enforceable against and only against such Grantor and shall not be enforceable against the Collateral Trustee or any Holder.

         (c) The agreements in this Section 3.13 shall, in all cases, be subject to Section 3.15 and shall survive the termination of the other provisions of this Agreement.

         3.14. Further Assurances. (a) Each Grantor agrees that from time to time, at the expense of such Grantor, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, as requested by the Collateral Trustee, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Collateral Trustee to exercise and enforce its rights and remedies hereunder with respect to any Shared Interest Collateral, including without limitation, the execution of financing or continuation statements, or amendments thereto.

         (b) Each of the Grantors hereby acknowledges that it shall be and remain primarily and exclusively liable for the preparation, execution and filing of financing and continuation statements with respect to the Shared

Interest Collateral. Without in any way limiting the foregoing, each of the Grantors hereby authorizes the Collateral Trustee to file, in its sole discretion and without any obligation to do so, one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Shared Interest Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Shared Interest Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         3.15. Limitation on Repayment. (a) Notwithstanding anything contained herein to the contrary, the Collateral Trustee hereby agrees that all amounts (other than the Collateral Trustee's Fees) owing to it by any of the Grantors pursuant to this Agreement, including, without limitation, any and all Collateral Trust Document Fees, shall, to the extent payable on account of the SSC Master Trust Trustee, be payable by the Trust Seller but only to the extent of Available Seller Funds (as defined under the Pooling and Servicing Agreement) to the extent that at the time of such payment, or immediately thereafter and giving effect to such payment, the Trust Seller would, in the reasonable determination of the Trust Seller, continue to be able to pay its debts as they become due. The SSC Master Trust I Trustee shall have no independent obligation for any such amounts.

         (b) Notwithstanding anything contained herein to the contrary, the Collateral Trustee hereby agrees that all amounts (other than the Collateral Trustee's Fees) owing to it by any of the Grantors pursuant to this Agreement, including, without limitation, any and all

Collateral Trust Document Fees, shall, to the extent payable on account of the Issuer Trustee, be payable by the Issuer but only to the extent of Available Issuer Funds (as defined under the Indenture) to the extent that at the time of such payment, or immediately thereafter and giving effect to such payment, the Issuer would, in the reasonable determination of the Issuer, continue to be able to pay its debts as they become due. The Issuer Trustee shall have no independent obligation for any such amounts.

         3.16. Acceptance of Trust. The Collateral Trustee, for itself and its successors, hereby accepts the trusts created by this Agreement upon the terms and conditions hereof, including those contained in this Article 3.

         3.17. Exculpatory Provisions. (a) The Collateral Trustee shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties contained herein or in the other Collateral Trust Documents, except for those made by the Collateral Trustee, or for filing any financing statement or continuation statement or recording or re-recording any Collateral Trust Document in any public office at any time or for taking any other action to perfect or maintain the perfection or effectiveness of any security interest or Lien in any of the Shared Interest Collateral or in any other property granted to it by the Grantors hereunder or under any of the other Collateral Trust Documents. The Collateral Trustee makes no representations as to the value or condition of the Trust Estate or any part thereof, or as to the title of any of the Grantors thereto or as to the security afforded by the Collateral Trust Documents or this Agreement or, except as set forth in Section 3.2 of this Agreement, as to the validity, execution, enforceability, legality or sufficiency of this Agreement, any other Collateral Trust Document or of the Interests secured hereby and thereby, and the Collateral Trustee shall incur no liability or responsibility in respect of any such matters. The Collateral Trustee shall not be responsible for insuring the Trust Estate or for the payment of taxes, charges, assessments or liens upon the Trust Estate or for the maintenance of the Trust Estate, except that (i) in the event the Collateral Trustee enters into possession of all or any part of the Trust Estate, the Collateral Trustee shall preserve such portion of the Trust Estate in its possession and (ii) the Collateral Trustee will promptly, and at its own expense, take such action as may be necessary to remove and discharge (by bonding or otherwise) any Collateral Trustee's Lien on any part of the Trust Estate or any other Lien on any part of the Trust Estate resulting from claims against it individually.

         (b) The Collateral Trustee shall not be required to ascertain or inquire as to the performance by either of the Grantors of any of the covenants or agreements contained herein or in any Collateral Trust Document. Whenever it is necessary, or in the opinion of the Collateral Trustee advisable, for the Collateral Trustee to ascertain the amount of Interests then held by a Holder, the Collateral Trustee may rely on a certificate of such Holder (or the Agent or the applicable Trustee on behalf of such Holder) as to such amount.

         (c) PNC Bank, National Association shall, in its individual capacity and at its own cost and expense, promptly take all action as may be necessary to discharge any Collateral Trustee's Liens or any other Lien resulting from claims against it individually.

         (d) The Collateral Trustee shall not be personally liable for any acts, omissions, errors of judgment or mistakes of fact or law made, taken or omitted to be made or taken by it in accordance with this Agreement or any other Collateral Trust Document (including, without limitation, acts, omissions, errors or mistakes with respect to the Shared Interest Collateral), except for those arising out of or in connection with the Collateral Trustee's gross negligence or willful misconduct. Notwithstanding anything set forth herein to the contrary, the Collateral Trustee shall have a duty of reasonable care with respect to any notes and instruments which are delivered to the Collateral Trustee or its designated representatives and are in the Collateral Trustee's or its designated representatives' possession and control.

         3.18. Delegation of Duties. The Collateral Trustee may execute any of the trusts or powers hereof and perform any duty hereunder either directly or by or through agents, nominees or attorneys-in-fact, provided that the Collateral Trustee shall obtain a written acknowledgment from such agents, nominees or attorneys-in-fact that they shall be liable to the Holders for losses or damages incurred by any such Holder as a result of such agent's, nominee's or attorney-in-fact's gross negligence or willful misconduct as and to the extent the Collateral Trustee would be liable for such losses or damages if the actions or omissions of such agents, nominees or attorneys-in-fact constituting such gross negligence or willful misconduct had been actions or omissions of the Collateral Trustee. The Collateral Trustee shall be entitled to advice of counsel concerning all matters pertaining to such trusts, powers and duties. The Collateral Trustee shall not be responsible for the negligence or misconduct of any agents, nominees or attorneys-in-fact selected by it without gross negligence or willful misconduct.

         3.19. Reliance by Collateral Trustee. (a) Whenever in the administration of the trusts under this Agreement the Collateral Trustee shall deem it necessary or desirable that a matter be proved or established with respect to any of the Grantors in connection with the taking, suffering or omission of any action hereunder by the Collateral Trustee, such matter (unless other evidence in respect thereof is specifically prescribed under this Agreement) may be deemed to be conclusively provided or established by a certificate of a Responsible Officer of such Grantor(s) or any officer of the Agent or the Issuer Trustee or the SSC Master Trust Trustee, as applicable, in each case, delivered to the Collateral Trustee, and such certificate shall be full warranty to the Collateral Trustee for any action taken, suffered or omitted in reliance thereon; subject, however, to the provisions of Section 3.20 of this Agreement. Without in any way limiting the foregoing, all certificates, notices or directions required to be delivered by any of the Grantors, the Agent or any Trustee to the Collateral Trustee pursuant to the terms hereof shall in all cases be signed by a Responsible Officer of such Person, if such Person is a Grantor, or, otherwise, by any officer thereof.

         (b) The Collateral Trustee may consult with counsel, accountants and other experts, and any opinion or advice of any such counsel, any such accountant, and any such other expert shall be full and complete authorization and protection in respect of any action taken or suffered by the Collateral Trustee hereunder in accordance therewith. The Collateral Trustee shall have the right at any time to seek instructions concerning the administration of the Trust Estate from any court of competent jurisdiction.

         (c) The Collateral Trustee may rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document which it has no reasonable reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, the Collateral Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Trustee and conforming to the requirements of this Agreement or any other Collateral Trust Document.

         (d) If the Collateral Trustee has been requested or directed to take action under this Agreement, including, without limitation, pursuant to Section

3.3, the Collateral Trustee shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Trustee by this Agreement or any Collateral Trust Document unless the Collateral Trustee shall have been provided adequate security and indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request or direction, including such reasonable advances as may be requested by the Collateral Trustee.

         3.20. Limitations on Duties of Collateral Trustee. (a) The Collateral Trustee shall be obligated to perform such duties and only such duties as are specifically set forth in this Agreement or in any other Collateral Trust Document, and no implied covenants or obligations shall be read into this Agreement or any other Collateral Trust Document against the Collateral Trustee. The Collateral Trustee shall exercise the rights and powers vested in it by this Agreement or by any other Collateral Trust Document, and the Collateral Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the direction of the Agent or the Issuer Trustee or the SSC Master Trust Trustee, as the case may be, in accordance with the terms of this Agreement.

         (b) Except as herein otherwise expressly provided, the Collateral Trustee shall not be under any obligation to take any action which is discretionary with the Collateral Trustee under the provisions hereof or under any Collateral Trust Document.

         3.21. Monies to be Held in Trust. All monies received under or pursuant to any provision of this Agreement or any Collateral Trust Document shall be held in trust for the purposes for which they were paid or are held.

         3.22. Resignation and Removal of the Collateral Trustee. (a) The Collateral Trustee may at any time (and, if the Collateral Trustee shall at any time cease to be an "Eligible Institution" (as defined in the Indenture), the Collateral Trustee shall at such time), by giving thirty (30) days' prior written notice to each of the Grantors, the Master Servicers, the Company, the Trust Seller, the Agent, the Seller, the Issuer, and the Trustees, resign and be discharged of the responsibilities hereby created, such resignation to become effective upon the appointment of a successor Collateral Trustee or Collateral Trustees (each of which Collateral Trustees shall be an Eligible Collateral Trustee) by the Agent and the Trustees and the acceptance of such appointment by such successor Collateral Trustee or Collateral Trustees (which acceptance shall (i) be in writing, (ii) be signed by such successor Collateral Trustee and delivered to each of the Agent and the Trustees and (iii) expressly acknowledge such successor Collateral Trustee's agreement to be party to, and bound by, the terms of this Agreement, including, without limitation, this Section 3.22). The Collateral Trustee may be removed at any time and a successor Collateral Trustee appointed by the affirmative vote of the Agent and the Trustees, which successor Collateral Trustee shall, upon its acceptance of such appointment, deliver a written acceptance thereof as set forth in the parenthetical in the immediately preceding sentence; provided, that the Collateral Trustee shall be entitled to its fees and expenses to the date of removal. If no successor Collateral Trustee or Collateral Trustees shall be appointed and approved within thirty (30) days from the date of the giving of the aforesaid notice of resignation or within thirty (30) days from the date of such removal, the Collateral Trustee, the Agent, the Issuer Trustee or the SSC Master Trust Trustee may apply to any court of competent jurisdiction to appoint a successor Collateral Trustee or Collateral Trustees (any of which shall be an Eligible Collateral Trustee) to act until such time, if any, as a successor Collateral Trustee or Collateral Trustees shall have been appointed as above provided. Any successor Collateral Trustee or Collateral Trustees so appointed by such court shall immediately and without further act be superseded by any successor Collateral Trustee or Collateral Trustees appointed by the Agent and the Trustees.

         (b) If at any time the Collateral Trustee shall resign, be removed or otherwise become incapable of action, or if at any time a vacancy shall occur in the office of the Collateral Trustee for any other cause, a successor Collateral Trustee or Collateral Trustees (any of which shall be an Eligible Collateral Trustee) may be appointed by the Agent and the Trustee, and the powers, duties, authority and title of the predecessor Collateral Trustee or Collateral Trustees shall be terminated and canceled with or without procuring the resignation of such predecessor Collateral Trustee or Collateral Trustees, and without any other action (except as may be required by applicable law) upon delivery to such predecessor Collateral Trustee or Collateral Trustees of written notice, duly executed by the Agent and the Trustees, of such appointment and designation of a successor Collateral Trustee or Collateral Trustees, which notice shall be filed for record in each public office, if any, in which this Agreement is required to be filed.

         (c) The appointment and designation referred to in Section 3.22(b) of this Agreement shall be full evidence of the right and authority to make the same and of all the facts therein recited, and this Agreement shall vest in such successor Collateral Trustee or Collateral Trustees, without any further act, deed or conveyance, all of the estate and title of its predecessor or their predecessors, and upon such appointment and designation the successor Collateral Trustee or Collateral Trustees shall become fully vested with all the estates, properties, rights, powers, trusts, duties, authority and title of its predecessor or their predecessors; but such predecessor or predecessors shall, nevertheless, on the written request of the Agent, the Issuer Trustee or the SSC Master Trust Trustee, either of the Grantors, or the successor Collateral Trustee or Collateral Trustees, execute and deliver an instrument transferring to such successor or successors all the estates, properties, rights, powers, trusts, duties, authorities and title of such predecessor or predecessors hereunder and shall deliver all securities and monies held by it or them to such successor Collateral Trustee or Collateral Trustees. Should any deed, conveyance or other instrument in writing from either of the Grantors be required by any successor Collateral Trustee or Collateral Trustees for more fully and certainly vesting in such successor Collateral Trustee or Collateral Trustees the estates, properties, rights, powers, trusts, duties, authorities and title vested or intended to be vested in the predecessor Collateral Trustee or Collateral Trustees, any and all such deeds, conveyances and other instruments in writing shall, on the request of such successor Collateral Trustee or Collateral Trustees, be so executed, acknowledged and delivered.

         (d) Any required filing for record of the instrument appointing a successor Collateral Trustee or Collateral Trustee as hereinabove provided shall be at the expense of the Grantors. The resignation of any Collateral Trustee or Collateral Trustees and the instrument or instruments removing any Collateral Trustee or Collateral Trustees, together with all other instruments, deeds and conveyances provided for in this Article 3 shall, if required by law, be forthwith recorded, registered and filed by and at the expense of the Grantors, wherever this Agreement is recorded, registered and filed.

         (e) Notwithstanding any provision herein to the contrary, the Collateral Trustee shall at all times be the same Person as the Person acting as "Trustee" pursuant to the terms of (and as defined in) the Pooling and Servicing Agreement and as the "Trustee" pursuant to the terms of (and as defined in) the Indenture.

         3.23. Merger of the Collateral Trustee. Any corporation (i) into which the Collateral Trustee shall be merged, or with which it shall be consolidated, (ii) resulting from any merger or consolidation to which the Collateral Trustee shall be a party, or (iii) succeeding to all or substantially all of the corporate trust business of the Collateral Trustee shall, to the extent it would constitute an "Eligible Institution" (as defined in the Indenture) be the Collateral Trustee under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto.


                            ARTICLE 4. MISCELLANEOUS.

         4.1. Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecommunications and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective upon receipt, or, in the case of notice by mail, five (5) days after being deposited in the mails, postage prepaid, or in the case of notice by telex, when telexed against receipt of the answerback, or in the case of notice by facsimile copy, when verbal confirmation of receipt is obtained, in each case addressed as aforesaid.

         4.2. Agreement Absolute. The SSC Master Trust Trustee shall be deemed to have entered into the Operative Documents in express reliance upon this Agreement, the Issuer Trustee shall be deemed to have entered into the Issuer Documents in express reliance upon this Agreement, and the Lenders, the Servicing Agent and the Agent shall be deemed to have entered into the Lender Documents in express reliance upon this Agreement. This Agreement shall be and remain absolute and unconditional under any and all circumstances, and no acts or omissions on the part of any party to this Agreement shall affect or impair the agreement of any party to this

Agreement, unless otherwise agreed to in writing by all of the parties hereto. This Agreement shall be applicable both before and after the filing of any petition by or against the Company, the Trust Seller, the Seller, or the Issuer under the Bankruptcy Code and all references herein to the Company or the Seller shall be deemed to apply to a debtor-in-possession for such party and all allocations of payments between the Lenders, the Issuer Trustee, the SSC Master Trust Trustee and the Master Servicer shall, subject to any court order to the contrary, continue to be made after the filing of such petition on the same basis that the payments were to be applied prior to the date of the petition.

         4.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns. The successors and assigns for the Company, the Trust Seller, the Seller and the Issuer shall include a debtor-in-possession or trustee of or for such party. The successors and assigns for the Lenders, the Trustees, the Agent or the Master Servicers, as the case may be, shall include any successor Lenders, Trustees, the Agent or the Master Servicers, as the case may be, appointed under the terms of the Lender Documents, the Issuer Documents or the Operative Documents, as applicable. Each of the Trustees and the Master Servicers, as the case may be, agrees not to transfer any interest it may have in the Lender Documents, the Issuer Documents or the Operative Documents unless such transferee has been notified of the existence of this Agreement and has agreed to be bound hereby. In the event that the financing provided under the Credit Agreement shall be refinanced, replaced or refunded, the Seller, the Issuer, the Master Servicers, the Trustees, the Company, the Trust Seller and the Collateral Trustee, hereby agree, at the request of the agent or lenders under the credit facility that so refinances, replaces or refunds the financing under the Credit Agreement, to execute and deliver a new intercreditor agreement with such agent and/or lenders or substantially the same terms as herein provided. In the event that the financing provided under the Lender Documents shall be refinanced, replaced or refunded, each of the Lenders, the Servicing Agent and the Agent hereby agree, at the request of the agent or purchasers under the facility that so refinances, replaces or refunds the financing under the Lender Documents, to execute and deliver a new intercreditor agreement with such agent and/or purchaser on substantially the same terms as herein provided. The Agent, the Servicing Agent, the Collateral Trustee and each of the Lenders hereby agree that in the event that any of the Agent, the Servicing Agent or a Lender assigns any or all of its rights or interests under the Credit Agreement, the assignee thereof shall execute and deliver to each of the Agent, the Trustees and the Collateral Agent a Collateral Trust and Intercreditor Agreement Acknowledgment, substantially in the form of Exhibit A hereto, pursuant to which such assignee shall expressly acknowledge its obligations hereunder and agree to be bound by all of the terms hereof.

         4.4. Beneficiaries. The terms and provisions of this Agreement shall be for the sole benefit of the parties hereto and their respective successors and assigns, and no other Person shall have any right, benefit, or priority by reason of this Agreement.

         4.5. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE.

         4.6. Section Titles. The article and section headings contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         4.7. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         4.8. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

         4.9. Resolution of Disputes In Respect of Shared Interest Collateral. In the event that a dispute as to the allocation or disposition of any Shared Interest Collateral shall arise which cannot be resolved in good faith by mutual agreement between the Agent, the Trustees, then any of the Agent, the Trustees or the Collateral Trustee may apply for resolution of such dispute to any court of competent jurisdiction. Other than as described in the preceding sentence, and notwithstanding any other provision of this Agreement, the Collateral Trustee shall have no right to take any action in respect of any Shared Interest Collateral other than as authorized by the Agent and/or either of the Trustees pursuant to the terms of this Agreement.

         4.10. Limitations on Liability. None of the members, managers, officers, employees, agents, stockholders, holders of limited liability company interests or directors of or in the Trust Seller, the Company or the Trust Master Servicer or the Seller, the Issuer or the Issuer Master Servicer, past, present or future, shall be under any liability to the Trust, the Issuer Trustee, the SSC Master Trust Trustee, the Agent, the Servicing Agent, any Lender, any Certificateholder, or any Noteholder or any other Person for any action taken or for refraining from the taking of any action in such capacities or otherwise pursuant to this Agreement or for any obligation or covenant under this Agreement, it being understood that, with respect to the Trust Seller, the Company and the Master Servicer, the Seller, the Issuer and the Issuer Master Servicer, this Agreement and the obligations created hereunder shall be, to the fullest extent permitted under applicable law, solely the limited liability company, limited partnership or corporate obligations of the Trust Seller, the Company or the Trust Master Servicer, the Seller, the Issuer or the Issuer Master Servicer, as applicable. The Trust Seller, the Company, the Trust Master Servicer and any member, manager, officer, employee, agent, stockholder, or holder of any limited liability company interest, or director of or in the Trust Seller, the Company or the Trust Master Servicer, as applicable, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Trust Seller or any Affiliate thereof, in the case of the Trust Seller, or the Company or any Affiliate thereof, in the case of the Company, or the Trust Master Servicer or any Affiliate thereof, in the case of the Trust Master Servicer) respecting any matters arising hereunder. The Seller, the Issuer, the Issuer Master Servicer and any member, manager, officer, employee, agent, stockholder, or holder of any limited liability company interest, or director of or in the Seller, the Issuer or the Issuer Master Servicer, as applicable, may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person (other than the Seller or any Affiliate thereof, in the case of the Seller, or the Issuer or any Affiliate thereof, in the case of the Issuer, or the Issuer Master Servicer or any Affiliate thereof, in the case of the Issuer Master Servicer) respecting any matters arising hereunder.

         4.11. Nature of the Obligations and Modification of Lender Documents. Each of the Trust Seller, the Company, the Trustees, the Master Servicers, the Seller and the Issuer acknowledges that the Obligations and other obligations and liabilities owing under the Lender Documents are, in part, revolving in nature and that the amount of such revolving indebtedness which may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed. The terms of the Lender Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by any of the Trust Seller, the Trustees, the Master Servicers, the Seller or the Issuer and without affecting the provisions of this Agreement. Without in any way limiting the foregoing, each of the Trust Trustees, the Master Servicers, the Seller and the Issuer hereby agrees that the maximum amount of Obligations and other obligations and liabilities owing under the Lender Documents may be increased at any time and from time to time to any amount.

         4.12. Nature of the Trust Claim and Modification of Operative Documents. Each of the Seller, the Company, the Lenders, and the Agent, the Seller, the Issuer, the Issuer Master Servicer, and the Issuer Trustee acknowledges that the Trust Claim and other obligations and liabilities owing under the Operative Documents may be, in part, revolving in nature and that the amount of such revolving indebtedness which may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed. The terms of the Operative Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by any of the Company, the Lenders, the Agent, the Seller, the Issuer, the Issuer Master Servicer or the Issuer Trustee and without affecting the provisions of this Agreement. Without in any way limiting the foregoing, each of the Company, the Lenders, the Agent, the Seller, the Issuer, the Issuer Master Servicer, and the Issuer Trustee hereby agrees that the maximum amount of Trust Claim and other obligations and liabilities owing under the Operative Documents may be increased at any time and from time to time to any amount.


         4.13. Nature of the Issuer Claim and Modification of Issuer Documents. Each of the Trust Seller, the Company, the SSC Master Trust Trustee, the Trust Master Servicer, the Lenders, and the Agent acknowledges that the Issuer Claims and other obligations and liabilities owing under the Issuer Documents may be, in part, revolving in nature and that the amount of such revolving indebtedness which may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed. The terms of the Issuer Documents may be modified, extended or amended from time to time, and the amount thereof may be increased or reduced, all without notice to or consent by any of the Trust Seller, the Company, the SSC Master Trust Trustee, the Trust Master Servicer, the Lenders or the Agent and without affecting the provisions of this Agreement. Without in any way limiting the foregoing, each of the Trust Seller, the Company, the SSC Master Trust Trustee, the Trust Master Servicer, the Lenders and the Agent hereby agrees that the maximum amount of Issuer Claims and other obligations and liabilities owing under the Issuer Documents may be increased at any time and from time to time to any amount.

         4.14. Insolvency Proceeding. To and until the date which is one year and one day after the later of (i) the Collection Date of the last outstanding Series under the Pooling and Servicing Agreement and (ii) the Indenture Termination Date, none of the parties hereto shall file or institute or join any other Person in the filing or institution of any bankruptcy, dissolution or insolvency proceeding against the Trust Seller or the Seller or the Issuer.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                      ING (U.S.) CAPITAL CORPORATION,
                                        as Agent, as a  Lender and as Grantor


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      Address:         135 E. 57th Street
                                                       New York, New York  10022
                                      Attention:       Evan Binder
                                      Telecopy:        (212) 593-3362



                                      PNC BANK, NATIONAL ASSOCIATION,
                                        as Servicing Agent, and as a Lender and

                                        as Grantor


                                      By:
                                         ---------------------------------------
                                          Name:
                                          Title:

                                      Address:         PNC Bank Center
                                                       1600 Market Street
                                                       31st Floor
                                                       Philadelphia, PA  19103
                                      Attention:       Thomas E. Guttman
                                      Telecopy:        (215) 585-4771




Amended and Restated Collateral Trust and Intercreditor Agreement

                                      PNC BANK, NATIONAL
                                        ASSOCIATION, not in its
                                        individual capacity but
                                        solely as SSC Master
                                        Trust Trustee, as Issuer
                                        Trustee, and as Grantor


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      Address:          c/o PNC Bank, DE
                                                        222 Delaware Avenue
                                                        17th Floor
                                                        Wilmington, DE  19801

                                      Attention:        Corporate Trust
                                      Telecopy:         (302) 429-7118


                                      PNC BANK, NATIONAL ASSOCIATION,
                                        not in its individual capacity but
                                        solely as Collateral Trustee


                                      By:
                                         ---------------------------------------
                                         Name:

                                         Title:

                                      Address:          c/o PNC Bank, DE
                                                        222 Delaware Avenue
                                                        17th Floor
                                                        Wilmington, DE  19801

                                      Attention:        Corporate Trust
                                      Telecopy:         (302) 429-7118




Amended and Restated Collateral Trust and Intercreditor Agreement

                                      J.G. WENTWORTH S.S.C. LIMITED
                                        PARTNERSHIP

                                      By:  J.G. Wentworth & Company, Inc.,
                                             its general partner


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      Address:          300 Delaware Avenue
                                                        Suite 1704
                                                        Wilmington, DE  19801
                                      Attention:        Gary Veloric
                                      Telecopy:         (215) 567-7525




Amended and Restated Collateral Trust and Intercreditor Agreement

                                      J.G. WENTWORTH RECEIVABLES I LLC,
                                      as Trust Seller

                                      By:  J.G. Wentworth S.S.C. Limited
                                             Partnership, its manager

                                      By:  J.G. Wentworth & Company, Inc.,
                                             as general partner



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      Address:          300 Delaware Avenue
                                                        Suite 1704
                                                        Wilmington, DE  19801
                                      Attention:        Gary Veloric
                                      Telecopy:         (215) 567-7525



                                      J.G. WENTWORTH RECEIVABLES II LLC,
                                        as Borrower and as Seller

                                      By:  J.G. Wentworth S.S.C. Limited
                                              Partnership, a member

                                      By:  J.G. Wentworth & Company, Inc.,
                                              its general partner



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      Address:          300 Delaware Avenue
                                                        Suite 1704
                                                        Wilmington, DE  19801
                                      Attention:        Gary Veloric
                                      Telecopy:         (215) 567-7525



Amended and Restated Collateral Trust and Intercreditor Agreement

                                      J.G. WENTWORTH RECEIVABLES III LLC,
                                       as Issuer

                                      By:  J. G. Wentworth Receivables II LLC,
                                             a member

                                      By:  J.G. Wentworth S.S.C. Limited
                                             Partnership, a member


                                      By:  J.G. Wentworth & Company, Inc.,
                                             its general partner



                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      Address:          300 Delaware Avenue
                                                        Suite 1704
                                                        Wilmington, DE  19801
                                      Attention:        Gary Veloric
                                      Telecopy:         (215) 567-7525


                                      J.G. WENTWORTH & COMPANY, INC.,
                                         as initial Master Servicer


                                      By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                      Address:          300 Delaware Avenue
                                                        Suite 1704
                                                        Wilmington, DE  19801
                                      Attention:        Gary Veloric
                                      Telecopy:         (215) 567-7525



Amended and Restated Collateral Trust and Intercreditor Agreement

                                    EXHIBIT A
                                       TO
                  COLLATERAL TRUST AND INTERCREDITOR AGREEMENT

                          FORM OF COLLATERAL TRUST AND
                     INTERCREDITOR AGREEMENT ACKNOWLEDGMENT


                                     [DATE]


PNC BANK, NATIONAL ASSOCIATION,
    as SSC Master Trust I Trustee
c/o PNC Bank, DE
222 Delaware Ave.
17th Floor
Wilmington, DE 19801
Attention:  _________________

PNC BANK, NATIONAL ASSOCIATION,
    as Collateral Trustee
c/o PNC Bank, DE
222 Delaware Ave.
17th Floor
Wilmington, DE 19801
Attention:  _________________

PNC BANK, NATIONAL ASSOCIATION,
    as Issuer Trustee
c/o PNC Bank, DE
222 Delaware Ave.
17th Floor
Wilmington, DE 19801
Attention:__________________

ING (U.S.) CAPITAL CORPORATION,
    as Agent
135 E. 57th Street
New York, New York  10022
Attention:  __________________


         Reference is hereby made to (i) that certain Pooling and Servicing Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Pooling and Servicing Agreement"), dated as of June 13, 1997, among J.G. Wentworth Receivables I LLC, as seller (the "Trust Seller"), J.G. Wentworth & Company, Inc., as the initial master servicer (the "Trust Master Servicer"), and PNC Bank, National Association, as trustee (the "SSC Master Trust Trustee"), (ii) that certain Series 1997-1 Supplement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Supplement"), dated as of September 30, 1997, among the Trust Seller, the Trust Master Servicer and the SSC Master Trust Trustee, (iii) that certain Master Trust Indenture and Security Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), dated as of September 30, 1997, among J.G. Wentworth Receivables III LLC as issuer (the "Issuer"), J.G. Wentworth & Company, Inc., as the initial Master Servicer (the "Issuer Master Servicer"), and PNC Bank, National Association, as trustee (the "Issuer Trustee"), and (iv) that certain Amended and Restated Collateral Trust and Intercreditor Agreement, dated as of June 13, 1997, among ING (U.S.) Capital Corporation, as Agent and as Lender, PNC Bank, National Association, in its separate capacities as Servicing Agent, as Lender, as Issuer Trustee, as SSC Master Trust Trustee and as Collateral Trustee, the "Lenders" from time to time parties thereto, the Trust Seller, the Trust Master Servicer, the Seller, the Issuer Master Servicer, the Issuer Trustee and J.G. Wentworth S.S.C. Limited Partnership (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Pooling and Servicing Agreement, the Indenture and/or the Intercreditor Agreement, as applicable.

         In accordance with Section 4.3 of the Intercreditor Agreement, the undersigned is to become a party to the Intercreditor Agreement as [an additional Lender] [the "Agent"] [the "Servicing Agent"] thereunder. In connection therewith, as required pursuant to Section 4.3 of the Intercreditor Agreement, the undersigned hereby (i) acknowledges that it has received and reviewed a copy of the Intercreditor Agreement and (ii) agrees to bound by the terms and provisions thereof applicable to the undersigned as [a Lender] [the Agent] [the Servicing Agent].

         IN WITNESS WHEREOF, the undersigned has executed this Collateral Trust and Intercreditor Agreement Acknowledgment as of the date and year first above written.


                                         [--------------------------]



                                          By:
                                             --------------------------------
                                             Name:
                                             Title: